UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
MUELLER INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MUELLER INDUSTRIES
2023 SPECIAL MEETING
PROXY STATEMENT

September 26, 2023
8:00 am, Central Time
150 Schilling Boulevard
Collierville, Tennessee 38017

Notice of Special Meeting of
Stockholders

September 26, 2023
8:00 am, Central Time
150 Schilling Boulevard
Collierville, Tennessee 38017

PURPOSE
To vote on a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 150,000,000 shares; and to conduct and transact such other business as may properly be brought before the Special Meeting and any adjournment thereof.
RECORD DATE
Only stockholders of record at the close of business on August 10, 2023, will be entitled to notice of and vote at the Special Meeting or any adjournment(s) thereof.  A complete list of stockholders entitled to vote at the Special Meeting will be prepared and maintained at the Company’s corporate headquarters at 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017.  This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Special Meeting.
REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
BY INTERNET http://www.proxyvote.com	BY TELEPHONE Call the telephone number on your proxy card.	BY MAIL Mark, date, sign and return your proxy card in the enclosed envelope	IN PERSON Attend the Special meeting at the Company’s headquarters.

It is important that your shares be represented at the Special Meeting regardless of the size of your holdings.  Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States.

Christopher J. Miritello
Corporate Secretary
August 17, 2023

TABLE OF CONTENTS
INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	1
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 150,000,000 SHARES	2
PRINCIPAL STOCKHOLDERS	5
BENEFICIAL OWNERSHIP OF COMMON STOCK BY INSIDERS	6
Additional Matters	7
Voting Securities	7
Other Information	7
Notice Regarding The Availability Of Proxy Materials For The 2023 Special Meeting To Be Held On September 26, 2023	7
Householding of Special Meeting Materials	7
APPENDIX A	i

PROXY SUMMARY
THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION IN THIS PROXY STATEMENT.  PLEASE REVIEW THE ENTIRE PROXY STATEMENT BEFORE VOTING YOUR SHARES.
Information about Voting and the Special Meeting
We are providing you with these proxy materials in connection with the solicitation by the Board of Directors of Mueller Industries, Inc. (the “Company”) of proxies for our Special Meeting of Stockholders (the “Special Meeting”), which will be held at 8:00 am, Central time on September 26, 2023, and at any adjournment thereof, at our corporate headquarters located at 150 Schilling Boulevard, Collierville, Tennessee 38017, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.
Notice of the availability of this Proxy Statement and the form of proxy are first being mailed to stockholders on or about August 17, 2023.  Pursuant to rules adopted by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet at http://www.proxyvote.com.
The meeting may be adjourned or postponed from time to time in accordance with the bylaws of the Company and applicable law and, at any re-convened meeting, action with respect to the matters specified in this notice may be taken without further notice to the shareholders, unless required by applicable law or the bylaws of the Company.
Only stockholders of record at the close of business on August 10, 2023 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting.  When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card.  If the proxy card is signed and returned without directions, the shares will be voted in accordance with the recommendations of the Company’s Board of Directors as set forth herein.  A stockholder giving a proxy may revoke it at any time before it is voted at the Special Meeting by giving written notice to the secretary of the Special Meeting or by casting a ballot at the Special Meeting.  Votes cast by proxy or in person at the Special Meeting will be tabulated by election inspectors appointed for the Special Meeting.  The election inspectors will also determine whether a quorum is present.  The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Special Meeting.  If a quorum is not present, the Special Meeting may be adjourned or postponed for such periods as the presiding officer of the meeting shall direct in accordance with the bylaws of the Company and applicable law.
The cost of soliciting proxies will be borne by the Company.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise.  The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.
If any other business should properly come before the Special Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.
Record Date:  August 10, 2023

Special Meeting of Stockholders

September 26, 2023 8:00 am, Central Time	150 Schilling Boulevard Collierville, Tennessee 38017	Record Date August 10, 2023

Agenda and Voting Matters
We are asking you to vote on the following proposal at the Special Meeting:
Proposal	Board Recommendation	Page Reference
Proposal 1 - Amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 150,000,000 shares;	FOR	2
Proposal 1:  Approval Of An Amendment To The Company’s Restated Certificate Of Incorporation To Increase The Number Of Authorized Shares Of Common Stock by 150,000,000 Shares
Our Restated Certificate of Incorporation, as amended to date, currently authorizes the issuance of 105,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $1.00 per share.  We have proposed to increase the authorized shares of Common Stock from 100,000,000 shares of Common Stock to 250,000,000 shares of Common Stock and, in order to effect this change, the total number of shares of capital stock authorized in the Restated Certificate of Incorporation, as amended, would correspondingly increase from 105,000,000 to 255,000,000 (the “Charter Amendment”).  The Charter Amendment would not change the total number of authorized shares of Preferred Stock.
On July 27, 2023, our Board of Directors voted unanimously to recommend to the stockholders that the Restated Certificate of Incorporation, be amended to increase the number of shares of Common Stock authorized for issuance by 150,000,000 shares.  Under Delaware corporate law, we are required to obtain approval from stockholders to amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance.  If the Charter Amendment is approved by the stockholders at the Special Meeting, the Charter Amendment will be effective upon the filing of a certificate of amendment setting forth such amendment with the Secretary of State of the State of Delaware (or at such later time as may be specified therein), which filing is expected to occur promptly after the Special Meeting.  The full text of the form of the Charter Amendment, which would replace the first paragraph of Article V of the Company's Restated Certificate of Incorporation in its entirety, is attached as Appendix A to this proxy statement.
Purpose of the Amendment

The primary purpose of the Charter Amendment is to facilitate a stock split of the Common Stock in the form of a stock dividend (the “Stock Split”).  As of August 10, 2023, the Company has 56,760,060 shares of Common Stock outstanding, and the current number of authorized shares of Common Stock is 100,000,000, which would be insufficient to effectuate a 2-for-1 Stock Split.  Our Board of Directors intends to approve a Stock Split, subject to and contingent upon stockholder approval of the Charter Amendment.  The approval of a Stock Split, including the size of the Stock Split, will be determined following stockholder approval; as of the date hereof, the Board currently intends to pursue a 2-for-1 Stock Split.
In light of the recent historical trading price of the Company’s Common Stock, which has increased significantly within the last three years, our Board of Directors has carefully considered whether a stock split of the Company's Common Stock in the form of a stock dividend may be appropriate.  However, without an increase in our authorized shares, there would likely not be enough authorized shares of Common Stock to effect a meaningful split of our Common Stock.  Assuming the Charter Amendment is approved at the Special Meeting, the decision by the Board of Directors whether to approve the Stock Split following the Special Meeting, including the size of the Stock Split, will depend upon various factors at the time including, but not limited to, the then-current trading price of the Company’s Common Stock, our financial condition including stockholders’ equity and results of operations, capital requirements, domestic and international market conditions, and general economic conditions, and any other factors deemed relevant by our Board.  As of the date hereof, the Board currently intends to pursue a 2-for-1 Stock Split.

Even if the proposal to amend the Restated Certificate of Incorporation to increase the authorized Common Stock is approved by stockholders at the Special Meeting, the Board of Directors may, in its discretion, determine to not approve a stock split of the Company’s Common Stock in the near future, or at all, based on the factors identified above or otherwise.
In addition to having sufficient authorized shares to effect the Stock Split, the Board of Directors believes that it is important to have available for issuance a number of authorized shares of Common Stock that will be adequate to provide for future stock issuances to meet future corporate needs.  The additional authorized shares would also be available for issuance from time to time in the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law or the rules and regulations of the New York Stock Exchange (“NYSE”).  The shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock dividends, stock splits, or issuances under current and future stock plans.  The Board of Directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense and delay associated with obtaining stockholder approval for a particular issuance.  Except to the extent of our existing obligations on the date of mailing of this proxy statement and the potential stock split discussed above, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of Common Stock to be approved under this proposal.
Rights of Additional Authorized Shares

The authorization of additional shares of Company Stock will not, by itself, have any effect on the rights of present stockholders.  Any such additional authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding.
Potential Adverse Effects of Amendment

Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current stockholders.  In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company or inhibit the removal of incumbent management.  For example, the issuance of the newly authorized shares of Common Stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, the Board of Directors is not aware of any third-party attempts to assume control of the Company and has not presented this Proposal No. 1 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.
Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our Common Stock.  However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other stockholders.
Stock Incentive Plans

Upon completion of the Charter Amendment and to the extent the Board of Directors were to authorize a stock split, the number of shares of our Common Stock subject to our existing equity incentive plans, as well as the number of shares subject to outstanding awards shall be likewise adjusted.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Special Meeting.  If the proposed amendment is not approved by the Company’s stockholders, the number of authorized shares of Common Stock will remain unchanged.
Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 105,000,000 to 255,000,000 shares, consisting of 250,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.
Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal.  Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 150,000,000 SHARES.

PRINCIPAL STOCKHOLDERS
As of August 10, 2023, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

Blackrock, Inc.	9,011,331(1)	15.9%(2)
55 East 52nd Street
New York, NY 10055

The Vanguard Group, Inc.	6,221,492(3)	11.0%(2)
100 Vanguard Blvd.
Malvern, PA 19355

Allspring Global Investments Holdings, LLC	3,543,586(4)	6.2%(2)
525 Market Street, 10th Floor
San Francisco, CA 94015

GAMCO Investors, Inc.	3,475,947(5)	6.1%(2)
One Corporate Center
Rye, NY 10580

(1)
This information is based on a Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission (“SEC”) on January 23, 2023.  BlackRock filed this Schedule 13G/A on its own behalf and on behalf of certain of its subsidiaries.  The Schedule 13G/A reported that BlackRock has sole voting and dispositive power with respect to 8,898,327 and 9,011,331, respectively, of the shares shown.  The Schedule 13G/A also reported that BlackRock Fund Advisors owned 5% or greater of the security class being reported on the Schedule 13G/A.

(2)
The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G/A and the total number of shares outstanding as of April 1, 2023.  The difference in the total number of shares outstanding on April 1, 2023 and August 10, 2023 does not materially affect the percentage of ownership of the class.

(3)
This information is based on a Schedule 13G/A filed by The Vanguard Group, Inc. (“VGI”) with the SEC on February 9, 2023.  According to the Schedule 13G/A, VGI has sole dispositive power with respect to 6,114,622 of the shares shown.  VGI also has shared voting power with respect to 59,177 of the shares shown, and shared dispositive power with respect to 106,870 of the shares shown.

(4)
This information is based on a Schedule 13G filing by Allspring Global Investments Holdings, LLC (“AGIH”) on January 13, 2023.  AGIH filed this Schedule 13G on its own behalf and on behalf of certain of its affiliates, including Allspring Global Investments, LLC and Allspring Funds Management, LLC (collectively with AGIH, “Allspring”).  The Schedule 13G reported that prior to its sale on November 1, 2021, AGIH was a subsidiary of Wells Fargo & Company, and that prior to that date, its holdings were included on Schedules 13G filed by Wells Fargo & Company, LLC.  The Schedule 13G reported that Allspring has sole voting and dispositive power with respect to 3,416,235 and 3,543,586, respectively, of the shares shown.

(5)
This information is based on a Schedule 13D/A filed by GAMCO Investors Inc. (“GBL”) and certain of its affiliates (collectively, the “Gabelli Reporters”) on June 30, 2023.  The Schedule 13D/A reported that GAMCO Asset Management Inc. (“GAMCO”) beneficially owns 2,043,579 of the shares reported; Gabelli Funds, LLC (“Gabelli Funds”) beneficially owns 1,400,368 of the shares reported; GGCP, Inc. (“GGCP”) beneficially owns 7,000 of shares reported; Mario J. Gabelli (“Gabelli”) beneficially owns 2,300 of the shares reported; and MJG Associates, Inc. beneficially owns 22,700 of the shares reported.  In addition, the Schedule 13D/A reported that each Gabelli Reporter (and certain executives, directors and other related persons as disclosed on the Schedule 13D/A) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the Common Stock reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have authority to vote 50,900 of the reported shares, (ii) Gabelli Funds, a wholly-owned subsidiary of GBL, has sole dispositive and voting power with respect to the shares of the Company held by certain funds (the “Funds”) for which it provides advisory services, so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Gabelli, Associated, GBL, and GGCP is indirect with respect to Common Stock beneficially owned directly by other Gabelli Reporters.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY INSIDERS
The following table sets forth, as of the close of business on August 10, 2023, information about the 1,603,968 shares of Common Stock (calculated based on 56,760,060 shares outstanding) beneficially owned by each of the Company’s current directors, executive officers and named executive officers.  Unless otherwise indicated, all directors, executive officers and named executive officers have sole voting and investment power with respect to the shares of Common Stock reported.  The table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.
Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of August 10, 2023	Percent of Class
Chairman and Chief Executive Officer
Gregory L. Christopher(1)	732,772	1.3%
Independent Directors
Elizabeth Donovan(2)	28,000	*
William C. Drummond	6,200	*
Gary S. Gladstein(3)	183,695	*
Scott J. Goldman(4)	58,704	*
John B. Hansen(5)	75,681	*
Terry Hermanson(6)	57,880	*
Charles P. Herzog, Jr.(7)	41,024	*
Section 16 Officers
Jeffrey A. Martin	191,060	*
Executive Vice President, Chief Financial Officer and Treasurer(8)
Christopher J. Miritello	52,808	*
Executive Vice President, General Counsel and Secretary (9)
Steffen Sigloch	176,144	*
Chief Manufacturing Officer (10)
Section 16 Officers and Directors as a Group	1,603,968	2.8**
________________
*	Less than 1%

**
Includes 129,000 shares of Common Stock which are subject to currently exercisable stock options and 563,500 shares of non-vested restricted stock held by executive officers and directors of the Company.

(1)
The number of shares of Common Stock beneficially owned by Mr. Christopher includes (i) 400,500 shares of non-vested restricted stock, (ii) 70,000 shares owned by a trust in which his wife is beneficiary, (iii) 72,260 shares owned by a trust in which he is beneficiary and (iv) 6,800 shares of Common Stock which are owned by Mr. Christopher’s children.

(2)
The number of shares of Common Stock beneficially owned by Ms. Donovan includes (i) 14,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 2,000 shares of Common stock which are owned by Ms. Donovan’s spouse.

(3)
The number of shares of Common Stock beneficially owned by Mr. Gladstein includes (i) 34,667 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 12,889 shares of Common Stock owned by a trust of which Mr. Gladstein’s spouse is the beneficiary.

(4)	The number of shares of Common Stock beneficially owned by Mr. Goldman includes 34,667 shares of Common Stock which are subject to currently exercisable stock options.
(5)
The number of shares of Common Stock beneficially owned by Mr. Hansen includes (i) 4,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 12,000 shares of Common Stock owned by a trust where his spouse and children serve as beneficiaries.

(6)	The number of shares of Common Stock beneficially owned by Mr. Hermanson includes 12,000 shares of Common Stock which are subject to currently exercisable stock options.
(7)
The number of shares of Common Stock beneficially owned by Mr. Herzog includes (i) 18,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 5,000 shares of Common Stock owned by a trust of which Mr. Herzog’s children are beneficiaries; and (iii) 14,000 shares of Common Stock owned by a trust of which Mr. Herzog’s spouse is beneficiary.

(8)
The number of shares of Common Stock beneficially owned by Mr. Martin includes (i) 122,760 shares of Common Stock owned jointly between Mr. Martin and his wife and (ii) 68,300 shares of non-vested restricted stock.

(9)
The number of shares of Common Stock owned by Mr. Miritello includes (i) 11,666 shares of Common Stock which are subject to currently exercisable stock options and (ii) 23,500 shares of non-vested restricted stock.

(10)	The number of shares of Common Stock beneficially owned by Mr. Sigloch includes 71,200 shares of non-vested restricted stock.

Additional Matters
Voting Securities
At the close of business on the Record Date, there were 56,760,060 shares of Common Stock outstanding, which are the only shares entitled to be voted at the Special Meeting.  Each share of Common Stock is entitled to one vote.  Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.
Other Information
If any matter not described herein should properly come before the Special Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate.  At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Special Meeting.
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 31, 2022 (EXCLUDING EXHIBITS) OR, AS NOTED HEREIN, ANY OF THE COMPANY’S BOARD COMMITTEE CHARTERS, CORPORATE GOVERNANCE GUIDELINES, OR CODE OF ETHICS WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO CHRISTOPHER J. MIRITELLO, CORPORATE SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (150 SCHILLING BOULEVARD, SUITE 100, COLLIERVILLE, TENNESSEE 38017).  UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.
Notice Regarding The Availability Of Proxy Materials For The 2023 Special Meeting To Be Held On September 26, 2023
The Proxy Statement is available at:  http://www.proxyvote.com
You will need the Control Number included on your proxy card.  For the date, time, and location of the Special Meeting, please refer to “Solicitation of Proxies.” For information on how to attend and vote in person at the Special Meeting, an identification of the matters to be voted upon at the Special Meeting and the Board’s recommendations regarding those matters, please refer to “Solicitation of Proxies.”
Householding of Special Meeting Materials
The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so.  This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice.  We will allow Householding only upon certain conditions.  Some of those conditions are:
•	You agree to or do not object to the Householding of your materials,
•	You have the same last name and exact address as another investor(s).
If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.
You may revoke a prior Householding consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.  We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.
By order of the Board of Directors

Christopher J. Miritello
Corporate Secretary

Appendix A
Form of Certificate of Amendment
to the Restated Certificate of Incorporation
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
MUELLER INDUSTRIES, INC.
Pursuant to Section 242 of the General Corporation Law
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST:  That at a meeting of the Board of Directors of Mueller Industries, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by deleting all of the text in the first paragraph of Article V and replacing it with the following in substitution therefor:
The total number of shares of stock which the Corporation shall have authority to issue is 255,000,000; of such shares the number of common shares which the Corporation shall have authority to issue is 250,000,000, par value $.01 per share (“Common Stock”), and the number of preferred shares which the Corporation shall have authority to issue is 5,000,000, par value $1.00 per share (“Preferred Stock”).
SECOND:  That thereafter a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were vote in favor of the amendment.
THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [●] day of [●], 2023.

MUELLER INDUSTRIES, INC.

________________________________________
:	By:
Name:
Title:

i

MUELLER INDUSTRIES, INC. ATTN: CHRIS J. MIRITELLO 150 SCHILLING BLVD., SUITE 100 COLLIERVILLE, TN 38017	SCAN TO VIEW MATERIALS & VOTE
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR
proposal 1.

1.Approve the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 150,000,000 shares.
		For ( )	Against ( )	Abstain ( )

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com
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MUELLER INDUSTRIES, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - SEPTEMBER 26, 2023
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Christopher J. Miritello and Jeffrey A. Martin, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 8:00 a.m. CT on September 26, 2023, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side